Exhibit 10.10

借 款 合 同

Loan contract

甲方（借款人）：杭州新林果业有限公司

Party A (the borrower): Hangzhou Xinlin Fruits Co., Ltd

乙方（贷款人）：杭州野之缘农业开发有限公司

Party B (lender): Hangzhou Yezhiyuan Agriculture Development Co., Ltd.

甲乙双方就借款事宜，在平等自愿，协商一致的基础上达成如下协议，以资双方共同遵守

Party A and Party B agree on the following matters and sign the contract.

借款利息：无息，借款期限：一年：还款方式：现金支付。

Interest: no interest. Term of the loans: one year. Payment: cash

乙方贷给甲方人民币（大写）陆百柒拾五万元整，于2016年12月31日前交付甲方：

Party B grant party A RMB loan 6.75 million Yuan, delivery before December 31, 2016.

 违约责任

Liability for breach of contract

1. 借款方的违约责任

The borrower's liability

借款方不按合同规定的用途使用借款，贷款方有权收回部分或者全部贷款，对违约时用的部分， 按银行规定的利率加收罚息。

The borrower need to use the loan according to the purposes specified in the contract, the lender shall have the right to withdraw all or part of the loan. Additional penalty rates will be applied if party A fails to obey the contract.

（1） 借款方如逾期不还借款，贷款方有权追回借款，并从到期日起付日息1%

if the borrower fails to repay the loan in time, the lender shall have the right to recover the loans, and 1% daily interest will be charged after the maturity date.

（2） 借款方使用借款造成损失浪费或者利用借款合同进行违法活动的，贷款方应追回贷款本息，有关单位对直接责任人应追究行政和经济责任，情节严重的，由司法机关追究刑事责任。

Inappropriate and illegal usage of this loan and caused loss, the lender shall recover the loan principal and interest, the relevant person should be held directly responsible for administrative and economic responsibility.

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2．贷款方的违约责任

Liability for breach of contract

（1） 贷款方未按期提供贷款，应按违约数额和延期天数，付给借款方违约金。违约金数额的计算与加收借款方的罚息计算相同。

if the lender fails to provide the loan on schedule, the default penalty shall be paid to the borrower according to the amount of default and the number of days of delay. The penalty will be calculated as the borrower’s penalty.

（2）利用借款合同进行违法活动的，追究行政和经济责任，情节严重的，由司法机关追究刑事责任。

if the loan contract is used for illegal activities, the administrative and economic responsibilities shall be beared.

争议解决方式，各方协商解决，协商不成，提交乙方所在地人民法院判决。

 Disputes arising from the contract shall be settled through consultation between the parties, or else can attribute to local authorities.

本合同自签署之日起生效，本合同一式两份，双方各执一份，合同文本具有同等法律效力

This contract shall come into force as of the date of signing, this contract shall be in two copies, each party holds one copy, and the contract shall have the same legal effect

甲方：杭州新林果业有限公司

签订日期：2016年10月1日

/s/ Hangzhou Xinlin Fruits Co., Ltd

  乙方 ： 杭州野之缘农业开发有限公司

签订日期：2016年10月1日

/s/ Hangzhou Yezhiyuan Agriculture Development Co., Ltd.

Date of signature: date of signing in Oct 1, 2016

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